UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                       February 9, 2005( February 7, 2005)

                            PREMIER EXHIBITIONS, INC.
             (Exact name of registrant as specified in its charter)


                    Florida                             20-1424922
        (State or other jurisdiction of      (IRS Employer Identification No.)
         incorporation or organization)

   3340 Peachtree Road, Suite 2250, Atlanta, GA             30326
    (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code: (404) 842-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    |_| Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Items 2.02 & 7.01       Results of Operations and Financial Condition and
                        Regulation FD Disclosure.

     On February 7, 2005, Premier Exhibitions Inc. issued a press release announcing its financial results for the quarter ended November 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

     The information in this report is being furnished (i) pursuant to Item 2.02 Results of Operations and Financial Condition, and (ii) pursuant to Regulation FD. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01.            Financial Statements and Exhibits.

    (c)          Exhibits

    99.1 Press Release dated February 7, 2005, announcing financial results for the quarter ended November 30, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 9, 2005                             By: /s/ Gerald Couture
                                                    ----------------------------
                                                           Vice President






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                                INDEX TO EXHIBITS

   Exhibit
   Number               Description
 ------------        -----------------------------------------------------------
    99.1                Press Release dated February 7, 2005, announcing
                        financial results for the quarter ended November 30, 2004 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).






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